Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

OCTANE ALL-CAP VALUE ENERGY ETF (OCTA)
(the “Fund”)

Supplement dated February 3, 2025
to each of Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(“SAI”) dated July 22, 2024

Tidal Investments LLC (“Tidal”), the Fund’s investment adviser, and Octane Investments, Inc. (“Octane”), the Fund’s investment sub-adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of their view that the Fund could not conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering the recommendation of Tidal and Octane, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described below.

In preparation for the liquidation, shares of the Fund will cease trading on The Nasdaq Stock Market, LLC (“NASDAQ”) and will be closed to purchase by investors as of the close of regular trading on NASDAQ on February 14, 2025 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from February 14, 2025 through February 19, 2025 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating the Fund’s portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its stated investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

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For more information, please contact the Fund at 855-574-5749.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.